Provisions	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

27	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2017	334	1,501	1,454	469	3,758
Additions	73	1,132	288	232	1,725
Amounts utilised	(158)	(1,255)	(838)	(143)	(2,394)
Unused amounts reversed	(107)	(279)	(90)	(131)	(607)
Exchange and other movements	(12)	29	(26)	(70)	(79)
At 31 Dec 2018	130	1,128	788	357	2,403
Contractual commitments[1]
At 31 Dec 2017					253
Impact on transition to IFRS 9					284
Net change in expected credit loss provision and other movements					(20)
At 31 Dec 2018					517
Total Provisions
At 31 Dec 2017					4,011
At 31 Dec 2018					2,920

	Restructuring costs	Contractual commitments[1]	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m	$m
At 1 Jan 2017	551	298	2,436	1,124	364	4,773
Additions	204	87	829	820	280	2,220
Amounts utilised	(353)	(3)	(850)	(543)	(133)	(1,882)
Unused amounts reversed	(103)	(135)	(980)	(52)	(107)	(1,377)
Exchange and other movements	35	6	66	105	65	277
At 31 Dec 2017	334	253	1,501	1,454	469	4,011

1
The contractual commitments provision at 31 December 2017 represented IAS 37 provisions on off-balance sheet loan commitments and guarantees, for which expected credit losses are provided following transition to IFRS 9 on 1 January 2018. It further includes provisions in respect of insurance contracts.

Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 35. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim), or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. Regulatory matters refer to investigations, reviews and other actions carried out by, or in response to the actions of, regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
Refer to Note 37 for further information on the impact of IFRS 9 on undrawn loan commitments and financial guarantees, presented in ‘Contractual commitments’. This provision results from the adoption of IFRS 9 and has no comparatives. Further analysis of the movement in the expected credit loss provision is disclosed within the 'Reconciliation of allowances for loans and advances to banks and customers including loan commitments and financial guarantees' table on page 138.
Payment protection insurance
At 31 December 2018, $555m (2017: $1,174m) of the customer remediation provision relates to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years.
An increase in provisions of $79m was recognised during the second half of 2018, primarily reflecting an adjustment to expected future complaint volumes as a result of increased levels of observed complaints and of information requests during the year.
The estimated liability for redress is calculated on the basis of the total premiums paid by the customer plus simple interest of 8% per annum (or the rate inherent in the related loan product where higher). The basis for calculating the redress liability is the same for single premium and regular premium policies. Future estimated redress levels are based on the historically observed redress per policy.
A total of 5.4 million PPI policies have been sold since 2000, generating estimated revenue of $3.3bn at 2018. The gross written premiums on these policies were approximately $4.4bn.
At 31 December 2018, the estimated total complaints expected to be received were 2.3 million, representing 42% of total policies sold. It is estimated that contact will be made with regard to 2.6 million policies, representing 49% of total policies sold. This estimate includes inbound complaints as well as the Group’s proactive contact exercise on certain policies (‘outbound contact’).
The following table details the cumulative number of complaints received at 31 December 2018 and the number of claims expected in the future:

Cumulative PPI complaints received to 31 December 2018 and future claims expected
	Footnotes	Cumulative actual to 31 Dec 2018	Future expected
Inbound complaints (000s of policies)	1	1,777	183
Outbound contact (000s of policies)		685	—
Response rate to outbound contact		44%	n/a
Average uphold rate per claim	2	77%	83%
Average redress per claim ($)		2,729	3,130
Complaints to Financial Ombudsman Service (000s of policies)		166	9
Average uphold rate per Financial Ombudsman Service claim		38%	32%

1	Excludes invalid claims for which no PPI policy exists.

2	Claims include inbound and responses to outbound contact.
A 100,000 increase/decrease in the total inbound complaints would increase/decrease the redress provision by approximately $260m at 2018 average exchange rates.